UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005
                                                           -------------
                              _____________________

                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


           New Jersey                33-18978               22-1441806
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)           File Number)        Identification No.)


          728 Garden St
   Carlstadt, New Jersey 07072                           (201) 933-1600
      (Address of principal                      (Registrant's telephone number,
        executive offices)                            including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))


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Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective April 1, 2005, Mr. Charles R. Palanzo, Vice President and Chief Operating Officer, is no longer with the Company.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                               TEL-INSTRUMENT ELECTRONICS CORP


Date: April 11, 2005                           By: /s/ Harold K. Fletcher
                                                   ----------------------
                                                   Harold K. Fletcher
                                                   Chairman and President




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